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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         Each director of GlobalMedia.com (the "Company"), whose signature appears below, hereby appoints L. James Porter as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-3 (the "Registration Statement"), and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement to become effective (including post-effective amendments), and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the option shares, each such person hereby granting to such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities indicated, on the 11 day of September, 2000.


SIGNATURE                          TITLE
---------                          -----

/s/ Michael Metcalfe
-------------------------
Michael Metcalfe                   Chairman of the Board


-------------------------          President and Chief Executive Officer
Jeffrey Mandelbaum                 (Principal Executive Officer)


/s/ Robert Fuller
-------------------------
Robert Fuller                      Chief Operating Officer and Director


/s/ Winston V. Barta               Director, Vice President of Marketing
-------------------------          and Business Development
Winston V. Barta


/s/ L. James Porter                Director, Chief Financial Officer, Secretary
-------------------------          and Vice President of Finance and
L. James Porter                    Administration (Principal Accounting Officer)



/s/ Jack Macdonald
-------------------------
Jack MacDonald                     Director


/s/ Barr Potter
-------------------------
Barr Potter                        Director


/s/ Gary Slaight
-------------------------
Gary Slaight                       Director